UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2025

SCYNEXIS, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36365	56-2181648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Evertrust Plaza 13th Floor
Jersey City, New Jersey		07302-6548
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 201 884-5485

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SCYX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 25, 2025, SCYNEXIS, Inc. held its 2025 Annual Meeting of Stockholders. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast: (a) for or withheld with respect to the election of directors; (b) for, against or abstain for the ratification of the appointment of Deloitte & Touche LLP as SCYNEXIS’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and (c) for, against or abstain for the advisory approval of the executive compensation as disclosed in SCYNEXIS’s proxy statement, filed with the Securities and Exchange Commission on April 30, 2025 (the “Proxy Statement”).

Proposal 1:

Each of the seven directors proposed by SCYNEXIS for re-election was elected to serve until SCYNEXIS’s 2026 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

	For	Withheld	Broker Non-Votes
David Angulo, M.D.	13,412,224	1,121,235	12,473,330
Armando Anido	13,309,055	1,224,404	12,473,330
Steven C. Gilman, Ph.D.	13,065,389	1,468,070	12,473,330
Ann F. Hanham, Ph.D.	13,228,680	1,304,779	12,473,330
David Hastings	13,414,768	1,118,691	12,473,330
Guy Macdonald	13,213,263	1,320,196	12,473,330
Philippe Tinmouth	13,371,338	1,162,121	12,473,330

Proposal 2:

The appointment of Deloitte & Touche LLP as SCYNEXIS’s independent registered public accounting firm for the fiscal year ending December 31, 2025, was ratified. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
25,543,125	797,439	666,225	—

Proposal 3:	Advisory approval of the compensation of SCYNEXIS's named executive officers as disclosed in the Proxy Statement, was approved. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
12,417,323	1,425,389	690,747	12,473,330

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCYNEXIS, Inc.

Date:	July 1, 2025	By:	/s/ David Angulo, M.D.
		Name: Its:	David Angulo, M.D. Chief Executive Officer